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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 7, 1997



                       Electronic Data Systems Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                   01-11779                  75-2548221
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)            Identification No.)


                                5400 Legacy Drive
                             Plano, Texas 75024-3105
                    (Address of principal executive offices,
                               including zip code)



Registrant's telephone number, including area code   (972) 604-6000





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Item 5.  Other Events.

     On August 7, 1997, Electronic Data Systems Corporation, a Delaware corporation, issued the press release attached as Exhibit 99(a) hereto.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit Number     Description of Document

         99(a) Press Release of Electronic Data Systems Corporation dated August 7, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC DATA SYSTEMS CORPORATION


                                        By:  /s/ Joseph M. Grant
                                             ------------------------------
                                        Name:  Joseph M. Grant
                                        Title: Executive Vice President and
                                               Chief Financial Officer


August 7, 1997





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